**SECOND AMENDMENT TO AMENDED LOAN AND SECURITY AGREEMENT**

THIS SECOND AMENDMENT TO AMENDED LOAN AND SECURITY AGREEMENT ("Second Amendment") is made and entered into effective as of the 18th day of March 2008, by and between LIBERTY RENEWABLE FUELS, LLC, a Delaware limited liability company ("Borrower"), ICM, INC., a Kansas corporation ("ICM"), and David Skjaerlund, individually ("Guarantor").

WHEREAS, on or about August 13, 2007, the parties entered into the certain Amended Loan and Security Agreement ("Original Agreement"), pursuant to which ICM made a revolving loan to Borrower in the principal amount of $10,000,000.00; and

WHEREAS, pursuant to the Original Agreement, Borrower executed and delivered to ICM the certain Revolving Promissory Note, dated August 10, 2007 in the original principal amount of $10,000,000.00 ("Prior Note"); and

WHEREAS, pursuant to the Original Agreement, Guarantor executed and delivered to ICM the certain Guaranty Agreement, dated August 10, 2007, under which Guarantor guaranteed the payment and performance of all Obligations of Borrower under the Original Agreement and the Prior Note; and

WHEREAS, effective as of November 1, 2007, the parties amended the Original Agreement by entering into the certain First Amendment to the Amended Loan and Security Agreement & Promissory Note ("First Amendment") (the Original Agreement, as amended by the First Amendment, is sometimes collectively referred to hereafter as the "Loan Agreement"); and

WHEREAS, the parties have reached an agreement to further amend the Loan Agreement and the Prior Note and desire to set forth such agreement herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Loan Agreement, the parties agree as follows:

1. Unless otherwise defined herein, the capitalized terms as used herein shall have the meaning ascribed to them in the Loan Agreement.

2. Article 2.1 of the Original Agreement shall be amended to read as follows:

> "2.1 Loan. Subject to, and upon the terms and conditions herein set forth (expressly including, without limitation, the restrictions contained in Article 5, of the Original Agreement), ICM agrees to extend and amend the revolving loan to Borrower in the principal amount of up to Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00) ("Amended Loan"). The Amended Loan expressly replaces, amends and extends Borrower's existing indebtedness to ICM evidenced by the Prior Note. All amounts due under the terms of the Prior Note shall be

considered as previous advances against the Amended Loan, evidenced by the Amended Revolving Promissory Note attached hereto as Exhibit "A", ("Amended Note"). The Prior Note shall be cancelled upon the execution of the Amended Note. The Maturity Date of the Amended Note shall be May 1, 2008. The amount of any expenses incurred by ICM or other Obligation under the Loan Agreement and hereunder that is not timely paid shall be applied as an Advance under the Loan on the date any such amount becomes past due."

3. Article 2.4 of the Original Agreement shall be amended to read as follows:

   2.4 Disbursements. Borrower may borrow any amount up to an aggregate amount of Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00) by providing written notice to ICM, which notice shall include the amount of such borrowing, the date of such borrowing and certification as to the satisfaction of the conditions set forth in Article 5 hereof. Within the limits set forth in the Original Agreement as amended, Borrower may borrow, repay and re-borrow amounts under this Agreement, prior to the Maturity Date, provided that the aggregate principal balance outstanding under this Agreement at any given time shall not exceed Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00). In the event that the amount of the principal balance exceeds such limit, (i) ICM shall have no obligation to advance additional sums, and (ii) Borrower shall be obligated to immediately pay such excess amount to ICM.

4. Contemporaneous with the execution of this Second Amendment, Borrower will execute and deliver to ICM an amendment to the Mortgage, in a form attached here to as Exhibit "B", ("Amended Mortgage") that increases the amount secured by the original Mortgage to the maximum principal amount permitted under this Second Amendment.

5. Except as specifically amended hereby, the parties hereby ratify the remaining terms and conditions of the Original Agreement and First Amendment as if restated herein. As an inducement for ICM to enter into this Second Amendment, Borrower hereby restates its representations and warranties found in Article 3.1 of the Original Agreement as if the same related specifically to this Second Amendment.

6. Guarantor hereby consents to the terms and conditions of this Second Amendment and hereby ratifies all terms and conditions of the Guaranty Agreement as to this Second Amendment as if restated herein.

7. This Second Amendment, the Loan Agreement (the Original Agreement and First Amendment), the Amended Note, Amended Mortgage and Guaranty represent the entire understanding between the parties in relation to the subject matter hereof, and supersedes any and all previous agreements, arrangements or discussions between the parties (whether written or oral) in respect of the subject matter hereof.

EXECUTED as of the day and year first set forth above.

ICM, INC

By: [signature]
Brian S. Burris – General Counsel and Secretary

("ICM")

LIBERTY RENEWABLE ENERGY, LLC

By: [signature]
David Skjaerlund – President & CEO

("Borrower")

[signature]
David Skjaerlund, individually

("Guarantor")

**EXHIBIT A**

**AMENDED REVOLVING PROMISSORY NOTE**

$11,250,000.00

This Revolving Promissory Note evidences certain indebtedness of Borrower to Lender as contemplated in a certain Second Amended Loan and Security Agreement between them dated of even date here with ("Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Loan Agreement.

FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, Liberty Renewable Fuels, LLC, a Delaware limited liability company ("Borrower"), unconditionally promises to pay to the order of ICM, Inc., a Kansas corporation ("Lender"), at its principal offices located at 310 N. First Street, Colwich, Kansas 67030, the principal sum of Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00), or such lesser principal sum as may have been advanced hereunder, together with interest from the date hereof on the unpaid principal balance hereunder, computed daily, at the rate per annum equal to Twelve Percent of for each advancement of funds previously made, advanced hereunder and under the Loan Agreement.

Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

The outstanding principal amount, together with all accrued but unpaid interest thereon, shall be due and payable on May 1, 2008 ("Maturity Date").

From the date hereof until the Maturity Date, Borrower may borrow, repay without penalty or premium, and reborrow hereunder an aggregate principal amount at any one time outstanding up to but not to exceed the principal sum set forth above as provided in the Loan Agreement. If any payment is not paid within 10 days after the date when due, Borrower shall pay to Lender a late charge, for the purpose of defraying Lender's expense in handling such late payment, in an amount equal to the lesser of $50.00 or .5% of the principal amount outstanding hereunder, together with interest at the Default Rate as set forth in Article 2.2 of the Loan Agreement.

This Note is secured by certain Collateral as more fully set forth in the Loan Agreement.

Borrower hereby: (i) waives presentment, demand, notice of protest and notice of nonpayment and any other notice required to be given under the law to Borrower in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any endorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Lender of any obligors or release, substitution or exchange of any security (including all or a portion of the Collateral) for the payment hereof or the failure to act on the part of Lender or any indulgence

shown by Lender, from time to time and in one or more instances (without notice to or further assent from Borrower) and agrees that no such action, failure to act, or failure to exercise any right or remedy on the part of the Lender shall in any way affect or impair the obligations of Borrower or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note, under any endorsement or guaranty of this Note, or under any document or instrument evidencing any security for the payment of this Note.

Upon the occurrence of any of the following events of default, this Note and any other obligation or liability of Borrower to the Lender shall, at the option of the Lender, become immediately due and payable: (i) default in the performance of any liability or obligation of Borrower or of any co-maker, endorser, guarantor or surety of any liability of Borrower to the Lender, including default in the payment of any part of the principal of or interest upon this Note as the same becomes due; or (ii) an Event of Default under the Loan Agreement, which Event of Default remains uncured within the allowed period (if any).

If any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or if any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then, and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions shall in no way be affected, prejudiced or disturbed hereby.

The Lender shall, to the extent allowable by law, be entitled to recover reasonable attorneys' fees incurred in the enforcement and collection of this Note.

No provision of this Note shall require the payment or permit the collecting of interest in excess of the maximum rate permitted by applicable law; and, if any sum is collected in excess of the applicable maximum rate it shall be construed as a mutual mistake of Borrower and Lender and such excess sum shall be credited to principal or, if this Note has been repaid in full, refunded to Borrower.

This Note and the rights and obligations of the parties thereto shall be deemed to be contracts under the laws of the State of Kansas and shall be governed by and construed and enforced in accordance with the laws of said State without reference to its conflict of laws rules. The parties agree that any legal proceeding based upon the provisions of this Note will be brought exclusively in either the United States District Court for the District of Kansas at Wichita, Kansas, or in the Eighteenth Judicial District Court, Sedgwick County, Kansas, to the exclusion of all other courts and tribunals. The parties hereby consent and agree to be subject to the jurisdiction (both personally and as to the subject matter) of the aforesaid courts in such proceedings.

This Note, the Loan Agreement and the Loan Documents constitute the entire agreement between the parties as to the subject matter hereof. There are no verbal understandings, agreements, representations or warranties which are not expressly set forth herein and therein. This Agreement expressly supersedes all prior agreements between the parties relating to the

subject matter hereof. By execution hereof, the signor certifies that s/he has read this Agreement and that s/he is duly authorized to execute this Agreement in the capacity stated below.

This Note is executed as of the 20th day of March, 2008.

LIBERTY RENEWABLE FUELS, LLC

By: David Skjaerlund
David Skjaerlund – President & CEO

("Borrower")

440077v.1

**EXHIBIT B**

**AMENDED REAL ESTATE MORTGAGE**

THIS AMENDED REAL ESTATE MORTGAGE (the "Mortgage") is granted this 20 day of March 2008, by and between LIBERTY RENEWABLE FUELS, LLC, a Delaware limited liability company ("Mortgagor"), ICM, INC., a Kansas corporation ("ICM") ("Mortgagee").

WHEREAS, on August 10, 2007, Mortgagor executed and delivered to Mortgagee, that certain original Real Estate Mortgage, securing a certain Promissory Note in the original amount of Ten Million Dollars ($10,000,000.00) (the "Prior Note"), which Real Estate Mortgage was recorded on August 27th, 2007, at Liber 835, Page 1028, encumbering certain real estate in Gratiot County, Michigan described in Exhibit "A" attached hereto; and

WHEREAS, Mortgagee has now loaned additional funds to the Mortgagor and Mortgagor has executed and delivered to Mortgagee that certain Second Amendment to Amended Loan and Security Agreement and Amended Revolving Promissory Note, dated of even date herewith in the principal amount of Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00) ("Amended Note"); and

WHEREAS, Mortgagor and Mortgagee desire to amend the original Real Estate Mortgage, described above, to reflect an increase in the amount secured thereunder from Ten Million Dollars, ("$10,000,000.00) to Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00).

NOW THEREFORE, for and in consideration received, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby mortgages and warrant the above referenced real estate to as Mortgage, to secure the repayment of the sum up to Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00) in accordance with the terms and conditions of the Amended Note. All of the other terms and conditions of the original Real Estate Mortgage, except as amended hereby, shall remain unchanged.

IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed and delivered this Amended Mortgage as of the date set forth above.

| LIBERTY RENEWABLE FUELS, LLC | ICM, INC. |
| --- | --- |
| By: David Skjaerlund | By: ____________ |
| David Skjaerlund – President & CEO | Brian S. Burris, General Counsel & Secretary |

440077v.1

STATE OF MICHIGAN ) MORTGAGOR' S ACKNOWLEDGEMENT
) ss:
COUNTY OF SHIAWASSEE )

The foregoing Amended Real Estate Mortgage was acknowledged before me on the 20 day of March 2008 by David Skjaerlund the President and CEO of Liberty Renewable Fuels, LLC, a Delaware limited liability company, on behalf of the company.

GUY W. SALANDER
NOTARY PUBLIC – STATE OF MICHIGAN
COUNTY OF SHIAWASSEE
MY COMMISSION EXPIRES 12/09/2013
Acting in the County of ______

______________________
Print Name: ______________
Notary Public
__________ County __________
My Appointment Expires: __________

STATE OF KANSAS ) MORTGAGEE' S ACKNOWLEDGEMENT
) ss:
COUNTY OF SEDGWICK )

The foregoing Amended Real Estate Mortgage was acknowledged before me on the ___ day of March 2008 by Brian S. Burris, the General Counsel and Secretary of ICM INC, a Kansas corporation, on behalf of the company.

______________________
Print Name: ______________
Notary Public
__________ County __________
My Appointment Expires: __________

440077v.1

# AMENDED REAL ESTATE MORTGAGE

THIS AMENDED REAL ESTATE MORTGAGE (the "Mortgage") is granted this 20th day of March 2008, by and between LIBERTY RENEWABLE FUELS, LLC, a Delaware limited liability company ("Mortgagor"), ICM, INC., a Kansas corporation ("ICM") ("Mortgagee").

WHEREAS, on August 10, 2007, Mortgagor executed and delivered to Mortgagee, that certain original Real Estate Mortgage, securing a certain Promissory Note in the original amount of Ten Million Dollars ($10,000,000.00) (the "Prior Note"), which Real Estate Mortgage was recorded on August 27th, 2007, at Liber 835, Page 1028, encumbering certain real estate in Gratiot County, Michigan described in Exhibit "A" attached hereto; and

WHEREAS, Mortgagee has now loaned additional funds to the Mortgagor and Mortgagor has executed and delivered to Mortgagee that certain Second Amendment to Amended Loan and Security Agreement and Amended Revolving Promissory Note, dated of even date herewith in the principal amount of Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00) ("Amended Note"); and

WHEREAS, Mortgagor and Mortgagee desire to amend the original Real Estate Mortgage, described above, to reflect an increase in the amount secured thereunder from Ten Million Dollars, ("$10,000,000.00) to Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00).

NOW THEREFORE, for and in consideration received, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby mortgages and warrant the above referenced real estate to as Mortgage, to secure the repayment of the sum up to Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000.00) in accordance with the terms and conditions of the Amended Note. All of the other terms and conditions of the original Real Estate Mortgage, except as amended hereby, shall remain unchanged.

IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed and delivered this Amended Mortgage as of the date set forth above.

| LIBERTY RENEWABLE FUELS, LLC | ICM, INC. |
|---|---|
| By: *David Skjaerlund* | By: *Brian Burris* |
| David Skjaerlund – President & CEO | Brian S. Burris, General Counsel & Secretary |

STATE OF MICHIGAN ) MORTGAGOR' S ACKNOWLEDGEMENT
) ss:
COUNTY OF SHIAWASSEE)

The foregoing Amended Real Estate Mortgage was acknowledged before me on the 20th day of March 2008 by David Skjaerlund the President and CEO of Liberty Renewable Fuels, LLC, a Delaware limited liability company, on behalf of the company.

GUY W. SALANDER
NOTARY PUBLIC – STATE OF MICHIGAN
COUNTY OF SHIAWASSEE
MY COMMISSION EXPIRES 12/09/2013
Acting in the County of ______

[signature]
Print Name: ______
Notary Public
______ County ______
My Appointment Expires: ______

STATE OF KANSAS ) MORTGAGEE' S ACKNOWLEDGEMENT
) ss:
COUNTY OF SEDGWICK )

The foregoing Amended Real Estate Mortgage was acknowledged before me on the 24th day of March 2008 by Brian S. Burris, the General Counsel and Secretary of ICM INC, a Kansas corporation, on behalf of the company.

JANE L. TIBBS
NOTARY PUBLIC
STATE OF KANSAS
My Appt. Exp. 2/7/11

[signature]
Print Name: Jane L. Tibbs
Notary Public
Sedgwick County Kansas
My Appointment Expires: February 7, 2011